LETTER TO SHAREHOLDERS

We are pleased to present the summary financial information of The Adams Express Company (the Fund) for the three months ended March 31, 2014.

Net assets of the Fund at March 31, 2014 were $15.18 per share on 94,048,123 shares outstanding, compared with $15.09 per share at December 31, 2013 on 94,223,617 shares outstanding. On March 3, 2014, a distribution of $0.05 per share was paid, consisting of $0.01 of net investment income, $0.01 short-term capital gain, and $0.02 long-term capital gain, realized in 2013, and $0.01 of net investment income realized in 2014, all taxable in 2014. On April 10, 2014, an investment income dividend of $0.05 per share was declared to shareholders of record May 14, 2014, payable June 2, 2014. These constitute the first two payments toward our annual 6% minimum distribution rate commitment.

Net investment income for the three months ended March 31, 2014 amounted to $4,324,530, compared with $3,914,552 for the same three-month period in 2013. These earnings are equal to $0.05 and $0.04 per share, respectively.

Net capital gain realized on investments for the three months ended March 31, 2014 amounted to $41,897,696, or $0.45 per share.

For the three months ended March 31, 2014, the total return on the net asset value ("NAV") (with dividends and capital gains reinvested) of the Fund's shares was 1.0%. The total return on the market price of the Fund's shares for the period was (0.3)%. These compare to a 1.8% total return for the Standard& Poor's 500 Composite Stock Index ("S&P 500") and a 1.7% total return for the Lipper Large-Cap Core Mutual Funds Average over the same time period.

For the twelve months ended March 31, 2014, the Fund's total return on NAV was 19.3% and on market price was 18.0%. Comparable figures for the S&P 500 and the Lipper Large-Cap Core Mutual Fund Average were 21.9% and 21.2%, respectively.

The Fund repurchased 190,800 shares of its common stock during the three months ended March 31, 2014. The shares were repurchased at an average price of $12.87 and a weighted average discount to NAV of 13.9%.

Investors can find the daily NAV per share, the market price, the discount/premium to the NAV per share of the Fund, and quarterly changes in portfolio securities on our website at www.adamsexpress.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

April 10, 2014

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2014	2013
At March 31:
Net asset value per share	$15.18	$13.58
Market price per share	$12.98	$11.74
Shares outstanding	94,048,123	93,098,844
Total net assets	$1,427,592,834	$1,264,090,765
Unrealized appreciation on investments	$360,832,391	$261,436,736

For the three months ended March 31:
Net investment income	$4,324,530	$3,914,552
Net realized gain/(loss)	$41,897,696	$(9,723,598)
Cost of shares repurchased	$2,455,232	$--
Shares repurchased	190,800	--
Total return (based on market price)	(0.3)%	11.3%
Total return (based on net asset value)	1.0%	9.7%

Key ratios:
Net investment income to average net assets (annualized)	1.23%	1.29%
Expenses to average net assets (annualized)	0.64%	0.75%
Portfolio turnover (annualized)	63.6%	42.4%
Net cash & short-term investments to net assets	0.7%	0.9%

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

Year	Income Dividends Per Share	Short-Term Capital Gains Distributions Per Share	Long-Term Capital Gains Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2009	$0.15	$0.05	$0.25	$0.45	5.2%
2010	0.14	0.09	0.28	0.51	5.1
2011	0.15	0.07	0.43	0.65	6.1
2012	0.18	0.10	0.39	0.67	6.3
2013	0.22	0.17	0.45	0.84	7.1

*	The annual distribution rate is the total dividends and distributions per share divided by the Fund's average month-end stock price. For years prior to 2011, the average month-end stock price is determined for the calendar year. For 2011 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.

PORTFOLIO REVIEW

March 31, 2014

(unaudited)

Ten Largest Equity Portfolio Holdings

	Market Value	% of Net Assets
Petroleum & Resources Corp.*	$61,054,730	4.3%
Apple Inc.	50,077,842	3.5
Google Inc. (Class A)	39,565,105	2.8
JPMorgan Chase & Co.	36,426,000	2.6
Wells Fargo & Co.	35,763,060	2.5
Pfizer Inc.	33,844,844	2.4
Walt Disney Co.	30,234,432	2.1
Gilead Sciences, Inc.	29,336,040	2.1
Union Pacific Corp.	29,181,130	2.0
Chevron Corp.	27,943,850	2.0

Total	$373,427,033	26.3%

*Non-controlled affiliated closed-end fund

Sector Weightings

SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

	Shares	Value (A)
Common Stocks — 99.3%
Consumer Discretionary — 12.0%
Bed Bath & Beyond Inc. (B)	120,200	$8,269,760
BorgWarner Inc.	137,000	8,421,390
Comcast Corp. (Class A)	452,300	22,624,046
Dollar General Corp. (B)	271,400	15,057,272
GNC Holdings, Inc.	189,000	8,319,780
Hanesbrands Inc.	152,000	11,624,960
Lowe's Companies, Inc.	550,000	26,895,000
Magna International Inc.	126,000	12,135,059
McDonald's Corp.	180,000	17,645,400
Walt Disney Co.	377,600	30,234,432
Whirlpool Corp.	66,000	9,864,360

		171,091,459

Consumer Staples — 9.4%
Bunge Ltd.	100,000	7,951,000
Coca-Cola Co.	300,000	11,598,000
CVS/Caremark Corp.	314,000	23,506,040
Diageo plc ADR	59,400	7,400,646
General Mills Inc.	252,400	13,079,368
PepsiCo, Inc. (F)	263,500	22,002,250
Philip Morris International Inc.	262,800	21,515,436
Procter & Gamble Co.	175,000	14,105,000
Unilever plc ADR	306,250	13,101,375

		134,259,115

Energy — 10.1%
Anadarko Petroleum Corp.	105,400	8,933,704
Chevron Corp.	235,000	27,943,850
EOG Resources, Inc.	68,600	13,457,262
Exxon Mobil Corp. (E) (F)	105,000	10,256,400
Halliburton Co.	147,801	8,704,001
Petroleum & Resources Corp. (C)	2,186,774	61,054,730
Schlumberger Ltd.	138,300	13,484,250

		143,834,197

Financials — 16.6%
Allstate Corp.	392,000	22,179,360
American Tower Corp.	105,000	8,596,350
Berkshire Hathaway Inc. (Class B) (B)	65,200	8,148,044
Capital One Financial Corp.	245,000	18,904,200
Citigroup Inc.	540,000	25,704,000
iShares US Real Estate ETF	147,722	9,996,348
JPMorgan Chase & Co.	600,000	36,426,000
Lincoln National Corp.	270,000	13,680,900
NASDAQ OMX Group, Inc.	360,000	13,298,400
Prudential Financial, Inc.	195,000	16,506,750
Simon Property Group, Inc.	89,500	14,678,000
SLM Corp.	520,000	12,729,600
Wells Fargo & Co.	719,000	35,763,060

		236,611,012

Health Care — 13.9%
AbbVie Inc.	280,000	14,392,000
Aetna Inc.	252,000	18,892,440
Allergan, Inc.	120,000	14,892,000
Biogen IDEC Inc. (B)	47,000	14,375,890
Celgene Corp. (B)	120,000	16,752,000
Covidien plc	120,000	8,839,200
Gilead Sciences, Inc. (B)	414,000	29,336,040
McKesson Corp.	116,000	20,482,120
Merck & Co., Inc.	480,000	27,249,600
Pfizer Inc.	1,053,700	33,844,844

		199,056,134

Industrials — 10.9%
Boeing Co.	205,000	25,725,450
Delta Air Lines, Inc.	205,000	7,103,250
Dover Corp.	176,000	14,388,000
Eaton Corp. plc	205,000	15,399,600
Emerson Electric Co.	150,000	10,020,000
General Electric Co.	246,500	6,381,885
Honeywell International Inc.	287,500	26,668,500
Union Pacific Corp.	155,500	29,181,130
United Technologies Corp.	174,500	20,388,580

		155,256,395

Information Technology — 18.5%
Analog Devices, Inc.	136,100	7,232,354
Apple Inc. (F)	93,300	50,077,842
Automatic Data Processing, Inc.	164,000	12,670,640
Cisco Systems, Inc.	625,000	14,006,250
Facebook, Inc. (Class A) (B)	187,000	11,264,880
Google Inc. (Class A) (B)	35,500	39,565,105
Intel Corp.	435,000	11,227,350
International Business Machines Corp.	42,800	8,238,572
MasterCard, Inc. (Class A)	230,000	17,181,000
Microsoft Corp.	618,800	25,364,612
NetApp, Inc.	161,700	5,966,730
Oracle Corp.	526,000	21,518,660
QUALCOMM Inc.	151,400	11,939,404
Seagate Technology plc	199,000	11,175,840
Visa Inc.	80,500	17,376,730

		264,805,969

Materials — 3.3%
CF Industries Holdings, Inc.	38,531	10,042,720
Eastman Chemical Co.	85,000	7,327,850
LyondellBasell Industries N.V. (Class A)	238,000	21,167,720
Praxair, Inc.	67,500	8,840,475

		47,378,765

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2014

(unaudited)

	Principal/ Shares	Value (A)
Telecommunication Services — 2.0%
SBA Communications Corp. (Class A) (B)	90,000	$8,186,400
Verizon Communications Inc.	420,000	19,979,400

		28,165,800

Utilities — 2.6%
AGL Resources Inc.	145,000	7,099,200
Edison International	148,000	8,378,280
NextEra Energy, Inc.	81,000	7,745,220
NRG Energy, Inc.	238,000	7,568,400
Pinnacle West Capital Corp.	115,000	6,285,900

		37,077,000

Total Common Stocks (Cost $1,056,697,915)		1,417,535,846

Short-Term Investments — 0.5%
Money Market Account — 0.5%
M&T Bank, 0.15%	$6,741,619	6,741,619

Money Market Funds — 0.0%
Fidelity Institutional Money Market - Money Market Portfolio (Institutional Class), 0.09% (D)	100,000	100,000

Total Short-Term Investments (Cost $6,841,619)		6,841,619

Total Investments — 99.8% (Cost $1,063,539,534)		1,424,377,465
Cash, receivables, prepaid expenses and other assets, less liabilities — 0.2%		3,215,369

Net Assets — 100.0%		$1,427,592,834

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	Presently non-dividend paying.
(C)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $390,720.
(F)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $300,000.

This report is transmitted to the shareholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

OTHER INFORMATION

Dividend Payment Schedule

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website: www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsexpress.com under the headings "Investment Information", "Financial Reports" and then "SEC Filings".

Proxy Voting Policies and Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund's proxy voting record for the 12-month period ended June 30, 2013 are available (i) without charge, upon request, by calling the Fund's toll free number at (800) 638-2479; (ii) on the Fund's website: www.adamsexpress.com under the headings "About Adams Express" and "Corporate Information"; and (iii) on the Securities and Exchange Commission's website: www.sec.gov.

Short Sales of Securities

The Board of Directors has approved a change to the Fund's investment policy on making short sales of securities that expands the Fund's practice on when it may engage in short selling. With the change, the Fund may engage in short sales as part of an investment strategy that involves "paired trades" in which the Fund opportunistically sells short a security and takes a corresponding long position in another security in order to take advantage of market inefficiencies in the pricing of the two securities.

OTHER INFORMATION (CONTINUED)

Electronic Delivery of Shareholder Reports

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund's printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX

Privacy Policy

In order to conduct its business, the Fund, through its transfer agent, American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

The Adams Express Company

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900          (800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com

THE ADAMS EXPRESS COMPANY

Board of Directors

Enrique R. Arzac [1,3,5]	Roger W. Gale [2,4]
Phyllis O. Bonanno [1,3,5]	Kathleen T. McGahran [1,2,3,5,6]
Kenneth J. Dale [2,4]	Craig R. Smith [2,3]
Frederic A. Escherich [1,4,5]	Mark E. Stoeckle [1]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee
6.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Nancy J.F. Prue, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
David R. Schiminger, CFA	Vice President-Research
D. Cotton Swindell, CFA	Vice President-Research
Christine M. Sloan, CPA	Assistant Treasurer

Stock Data

Market Price (3/31/14)	$12.98
Net Asset Value (3/31/14)	$15.18
Discount:	14.5%

New York Stock Exchange ticker symbol: ADX

NASDAQ Quotation Symbol for NAV: XADEX

Distributions in 2014

From Investment Income (paid or declared)	$0.07
From Net Realized Gains	0.03

Total	$0.10

2014 Dividend Payment Dates

March 3, 2014

June 2, 2014

September 2, 2014*

December 29, 2014*

*Anticipated